UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 29, 2013

KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33824	26-0508760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS

Exchange Offer

On May 29, 2013, Kennedy-Wilson Holdings, Inc., (the “Company”) issued a press release announcing the commencement of a registered exchange offering by Kennedy-Wilson, Inc., a wholly-owned subsidiary of the Company (the “Issuer”) for the $100.0 million aggregate principal amount of outstanding 8.750% senior notes due 2019 that the Issuer issued on December 6, 2012 in a private placement (the “Private Notes”). Holders of the Private Notes will be able to exchange the Private Notes for an equal principal amount of newly issued 8.750% senior notes due 2019 (the “Exchange Notes”) in an exchange offer that is registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission (the “SEC”). When it issued the Private Notes, the Issuer agreed to file with the SEC a registration statement relating to the exchange offer under which the Issuer would offer the Exchange Notes, containing substantially identical terms to the Private Notes, in exchange for Private Notes that are tendered by the holders of those notes.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Supplemental Indentures

On May 28, 2013, KW Real Estate Venture XIII, LLC executed supplemental indentures with the Issuer and Wilmington Trust, National Association, agreeing to become a subsidiary guarantor of the Issuer’s outstanding 8.750% Senior Notes due 2019 and 7.75% Senior Notes due 2042. Attached hereto as Exhibits 4.1 and 4.2 are copies of such supplemental indentures. In connection therewith, KW Real Estate Venture XIII, LLC amended its limited liability company agreement, copies of which are filed hereto as Exhibits 3.1 and 3.2.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

3.1	Limited Liability Company Agreement of KW Real Estate Venture XIII, LLC.

3.2	First Amendment to Limited Liability Company Agreement of KW Real Estate Venture XIII, LLC.

4.1	Fifteenth Supplemental Indenture, dated as of May 28, 2013, among Kennedy-Wilson, Inc., KW Real Estate Venture XIII, LLC and Wilmington Trust, National Association, as Trustee.
4.2	Supplemental Indenture No. 3, dated as of May 28, 2013, among Kennedy-Wilson, Inc., KW Real Estate Venture XIII, LLC and Wilmington Trust, National Association, as Trustee.

99.1	Press Release dated May 29, 2013 issued by Kennedy-Wilson Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:      /s/ JUSTIN ENBODY
_______________________________________
Justin Enbody
Chief Financial Officer

Date: May 29, 2013

EXHIBIT INDEX

Exhibit Number	Description
3.1	Limited Liability Company Agreement of KW Real Estate Venture XIII, LLC.

3.2	First Amendment to Limited Liability Company Agreement of KW Real Estate Venture XIII, LLC.

4.1	Fifteenth Supplemental Indenture, dated as of May 28, 2013, among Kennedy-Wilson, Inc., KW Real Estate Venture XIII, LLC and Wilmington Trust, National Association, as Trustee.
4.2	Supplemental Indenture No. 3, dated as of May 28, 2013, among Kennedy-Wilson, Inc., KW Real Estate Venture XIII, LLC and Wilmington Trust, National Association, as Trustee.

99.1	Press Release dated May 29, 2013 issued by Kennedy-Wilson Holdings, Inc.

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